                                                                Exhibit 10.18(b)


         AMENDMENT made the 5th day of June, 2002, to the employment agreement (the "Employment Agreement") dated as of January 23, 2001 by and between U.S. Industries, Inc., a Delaware Corporation, with its principal office at 777 S. Flagler Drive, Suite, 1108, West Palm Beach, Florida 33401 ("USI") and Allan D. Weingarten (the "Executive").

                                  WITNESSETH:

         WHEREAS, USI and the Executive have previously entered into the Employment Agreement; and

         WHEREAS, USI and Executive desire to amend the Employment Agreement effective June 5, 2002 (the "Effective Date").


         NOW, THEREFORE, effective on the Effective Date, the parties hereto agree that Section 7(a)(vii) of the Employment Agreement is hereby amended in its entirety to read as follows:

         "(vii) the retirement of Executive by the Company at or after his sixty-seventh birthday."


         IN WITNESS WHEREOF, USI has caused this Amendment to be executed by its duly authorized officers and the Executive has hereunto set his hand as of the date first above written.

         U.S. INDUSTRIES, INC.



         By: /s/ Dorothy E. Sander
             -------------------------------------
             Dorothy E. Sander
             Senior Vice President



                                       /s/ Allan D. Weingarten
                                       -----------------------------------------
                                       Allan D. Weingarten
                                       ("Executive")